The Value Line Tax Exempt Fund, Inc.

(Ticker Symbol: VLHYX)

S U M M A R Y P R O S P E C T U S
M A Y 1 , 2 0 1 5

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/home. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to info@vlfunds.com.The current Prospectus and Statement of Additional Information dated May 1, 2015, are incorporated by reference into this Summary Prospectus.

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V A L U E L I N E T A X E X E M P T F U N D S U M M A R Y

Investment objectives

The Fund’s primary investment objective is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.19%
Less: 12b-1 Fee Waiver*	–0.25%
Net Expenses	0.94%

*	For the period July 1, 2014 through June 30, 2016, EULAV Securities LLC (the “Distributor”) contractually agreed to waive the Fund’s 12b-1 fee in an amount equal to 0.25% of the Fund’s average daily net assets. The waiver cannot be modified or terminated before June 30, 2016 without the approval of the Fund’s Board of Directors. There is no assurance that the Distributor will extend the fee waiver beyond June 30, 2016.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Tax Exempt Fund	$96	$353	$630	$1,421

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Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal investment strategy of the Fund

To achieve the Fund’s investment objectives, under normal conditions EULAV Asset Management (the “Adviser”) invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.

The Fund buys and sells municipal bonds with a view towards seeking a high level of current income exempt from federal income taxes. In selecting municipal bonds for purchase, the Adviser considers the bond’s credit quality and yield potential.

Principal risks of investing in the Fund

Investing in any mutual fund, including the Fund, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of your investment. Therefore, before you invest in the Fund you should carefully evaluate the risks.

■	Interest Rate and Reinvestment Risk. As with most bond funds, the income on and market price of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline but the Fund's income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. When interest rates fall, the market prices of these securities usually increase. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

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■	Inflation Risk. The market price of the Fund’s debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because interest rates on variable rate debt securities may increase as inflation increases.

■	Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is higher for corporate, asset-backed and foreign government debt securities than for U.S. Government debt securities.

■	Prepayment and Extension Risk. Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the duration of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment.

■	Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser's investment strategies will produce the desired results.

■	Credit Ratings Reliance Risk. Ratings by a nationally recognized statistical rating organization represent the organization's opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized statistical rating organization present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

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■	Government Actions Risk. Government actions could have an adverse effect on municipal bond prices. The IRS has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. There is a risk that a bond purchased by the Fund that was issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income. New federal or state legislation also may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations. Although distributions of interest income from the Fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your Fund distributions.

■	Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

■	Portfolio Turnover. The Fund’s annual portfolio turnover rate has exceeded 100% in three of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent the Fund engages in short-term trading in attempting to achieve its investment objective, it will increase the Fund’s portfolio turnover rate and the Fund will incur higher brokerage commissions and other expenses.

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An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. The Fund is not appropriate for Individual Retirement Accounts (“IRAs”) or other tax-advantaged retirement plans. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For a more complete discussion of risk, please turn to page 56.

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of the Barclays Capital Municipal Bond Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns (before taxes) as of 12/31 each year (%)

Best Quarter:	Q3 2009	+8.00%
Worst Quarter:	Q3 2008	–5.15%

The Fund’s year-to-date return for the three months ended March 31, 2015, was 0.87%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

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Average annual total returns for periods ended December 31, 2014

	1 year	5 years	10 years
Value Line Tax Exempt Fund
Return before taxes	7.76%	3.97%	3.03%
Return after taxes on distributions	7.76%	3.95%	2.97%
Return after taxes on distributions and sale of Fund shares	5.63%	3.72%	3.07%
Barclays Capital Municipal Bond Index	9.05%	5.16%	4.74%
(reflects no deduction for fees, expenses or taxes)

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale  of Fund shares at the end of the investment period.

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been the Fund’s portfolio manager since 2010.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 72.

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Tax information

The Fund seeks to earn income and pay dividends exempt from federal income tax. A portion of the dividends you receive may be subject to regular federal income tax or to the federal alternative minimum tax. You may also receive taxable distributions attributable to the Fund’s sale of municipal bonds. In addition, all dividends and distributions may be subject to state and local taxes.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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